Morgan Stanley Select Dimensions Investment Series - Flexible
Income Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	Windstream Corp. 7.750% due 10/15/2020
Purchase/Trade Date:	1/7/2011
Offering Price of Shares: $103.000
Total Amount of Offering: $200,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.075
Percentage of Funds Total Assets: 0.57
Brokers: JPMorgan, BofA Merrill Lynch, Deutsche Bank Securities, Morgan Stanley, RBS, Wells Fargo Securities, Mitsubishi UFJ Securities, BNP Paribas, Goldman, Sachs & Co., SunTrust Robinson Humphrey
Purchased from: JP Morgan

Securities Purchased:	Marathon Petroleum Corp. 5.125% due
3/1/2021
Purchase/Trade Date:	1/27/2011
Offering Price of Shares: $99.947
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $20,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Funds Total Assets: 0.07
Brokers: Morgan Stanley, BofA Merrill Lynch, Citi, JPMorgan, RBS,
BNP Paribas, Deutsche Bank Securities, DnB NOR Markets, Fifth Third Securities, Inc., Mitsubishi UFJ Securities, PNC Capital Markets LLC, Scotia Capital, Societe Generale, SMBC Nikko, US Bancorp, BBVA Securities, Comerica Securities, The Williams Capital Growth, L.P. Purchased from: JP Morgan

Securities Purchased:	Blue Merger Sub Inc. 7.625% due 2/15/2019
Purchase/Trade Date:	2/1/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Funds Total Assets: 0.06
Brokers: BofA Merrill Lynch, Morgan Stanley, Barclays Capital,
JPMorgan, KKR, Deutsche Bank Securities, Goldman, Sachs & Co.,
Mizuho Securities USA Inc.
Purchased from: Banc of America

Securities Purchased:	Chaparral Energy Inc. 8.25% due 9/1/2021
Purchase/Trade Date:	2/7/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.013%
Percentage of Funds Total Assets: 0.18%
Brokers: Wells Fargo Securities, Credit Suisse, JPMorgan, RBC
Capital Markets, UBS Investment Bank, Capital One Southcoast, Credit Agricole CIB, Societe Generale, Comerica Securities, Natixis
Securities N.A., Lloyds Bank Corporate Markets, Scotia Capital,
Mitsubishi UFJ Securities, US Bancorp
Purchased from: Wachovia Securities

Securities Purchased:	Venoco Inc. 8.875% due 2/15/2019
Purchase/Trade Date:	2/10/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.030%
Percentage of Funds Total Assets: 0.55%
Brokers: Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp., BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., Mitsubishi UFJ Securities (USA), Inc., RBS Securities Inc., Scotia Capital (USA) Inc., BOSC, Inc.
Purchased from: Banc of America

Securities Purchased:	Clear Channel Communications 9.000% due
3/1/2021
Purchase/Trade Date:	2/15/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $120,000
Percentage of Offering Purchased by Fund: 0.012%
Percentage of Funds Total Assets: 0.44%
Brokers: Goldman, Sachs & Co., Credit Suisse, Deutsche Bank
Securities, Morgan Stanley, RBS, Wells Fargo Securities
Purchased from: Goldman Sachs

Securities Purchased:	Wyndham Worldwide Corp. 5.625% due
3/1/2021
Purchase/Trade Date:	2/23/2011
Offering Price of Shares: $99.134
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $55,000
Percentage of Offering Purchased by Fund: 0.022%
Percentage of Funds Total Assets: 0.20%
Brokers: BofA Merrill Lynch, Credit Suisse, JPMorgan, Deutsche Bank Securities, Goldman, Sachs & Co., RBS, Scotia Capital, Mitsubishi UFJ Securities, nabSecurities LLC, US Bancorp, BBVA Securities, SMBC Nikko
Purchased from: JP Morgan

Securities Purchased:	Level 3 Financing Inc. 9.375% due
4/1/2019
Purchase/Trade Date:	3/1/2011
Offering Price of Shares: $98.001
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $135,000
Percentage of Offering Purchased by Fund: 0.027%
Percentage of Funds Total Assets: 0.49%
Brokers: Bof A Merrill Lynch, Citi, Morgan Stanley, Deutsche
Bank Securities
Purchased from: Banc of America

Securities Purchased:	GMAC Capital Trust PFD 8.125% due
2/15/2040
Purchase/Trade Date:	3/2/2011
Offering Price of Shares: $25.00
Total Amount of Offering: 106,680,000 shares
Amount Purchased by Fund: 3,600 shares
Percentage of Offering Purchased by Fund: 0.003%
Percentage of Funds Total Assets: 0.33%
Brokers: Citi, Deutsche Bank Securities, JPMorgan, Morgan Stanley, Barclays Capital, Goldman, Sachs & Co., Aladdin Capital LLC,
CastleOak Securities, L.P., Blaylock Robert Van, LLC, C.L.
King & Associates, Loop Capital Markets
Purchased from: JP Morgan

Securities Purchased:	Best Buy Co. Inc. 3.750% due 3/15/2016
Purchase/Trade Date:	3/8/2011
Offering Price of Shares: $99.606
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $55,000
Percentage of Offering Purchased by Fund: 0.016%
Percentage of Funds Total Assets: 0.20%
Brokers: BofA Merrill Lynch, Credit Suisse, JPMorgan, UBS Investment Bank, Citi, Wells Fargo Securities, Fifth Third Securities Inc., Standard Chartered Bank, Goldman, Sachs & Co., HSBC, Mitsubishi UFJ Securities, RBC Capital Markets, Scotia Capital, US Bancorp, Barclays Capital, BBVA Securities, Deutsche Bank Securities, Morgan Stanley, RBS
Purchased from: Credit Suisse Securities

Securities Purchased:	Dexus Diversified Trust 5.600% due
3/15/2021
Purchase/Trade Date:	3/10/2011
Offering Price of Shares: $99.645
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.020%
Percentage of Funds Total Assets: 0.18%
Brokers: BofA Merrill Lynch, JPMorgan, Morgan Stanley, Deutsche
Bank Securities, HSBC
Purchased from: Banc of America

Securities Purchased:	Willis Group Holdings PLC 4.125% due
3/15/2016
Purchase/Trade Date:	3/14/2011
Offering Price of Shares: $99.487
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $20,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Funds Total Assets: 0.07
Brokers: Barclays Capital, Goldman, Sachs & Co., Morgan Stanley,
Willis Capital Markets & Advisory, Citi, BofA Merrill Lynch,
JPMorgan, Keefe, Bruyette & Woods, RBS, SunTrust Robinson
Humphrey, ING, Lloyds Securities, Wells Fargo Securities
Purchased from: Barclays Capital Inc.


Securities Purchased:	Quest Diagnostics Inc. 4.70% due 4/1/2021
Purchase/Trade Date:	3/21/2011
Offering Price of Shares: $99.833
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Funds Total Assets: 0.19
Brokers: Morgan Stanley, Goldman, Sachs & Co., RBS, JPMorgan,
Wells Fargo Securities, Credit Agricole CIB, BofA Merrill Lynch,
Mitsubishi UFJ Securities
Purchased from: Royal Bank of Scotland

Securities Purchased:	Nationwide Financial Services 5.375% due
3/25/2021
Purchase/Trade Date:	3/22/2011
Offering Price of Shares: $99.420
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $35,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Funds Total Assets: 0.13
Brokers: Morgan Stanley, JPMorgan, Wells Fargo Securities, BofA Merrill Lynch, Deutsche Bank Securities, Goldman, Sachs & Co., UBS Investment Bank, BNP Paribas, Fifth Third Securities, Inc., Huntington Investment Company, PNC Capital Markets LLC, RBS,
The Williams Capital Group, L.P.
Purchased from: JPMorgan

Securities Purchased:	Gilead Sciences Inc. 4.500% due 4/1/2021
Purchase/Trade Date:	3/23/2011
Offering Price of Shares: $99.142
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $65,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Funds Total Assets:  0.24
Brokers: BofA Merrill Lynch, JPMorgan, Morgan Stanley, Barclays
 Capital, Credit Suisse, Deutsche Bank Securities, Leerink Swann
Purchased from: JPMorgan

Securities Purchased:	Wells Operating Partnership II, L.P.
5.875% due 4/1/2018
Purchase/Trade Date:	3/28/2011
Offering Price of Shares: $99.295
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $60,000
Percentage of Offering Purchased by Fund: 0.024
Percentage of Funds Total Assets: 0.22
Brokers: JPMorgan, Morgan Stanley, BMO Capital Markets, Morgan
Keegan, PNC Capital Markets LLC, US Bancorp
Purchased from: JPMorgan

Securities Purchased: CDW Escrow Corp. 8.500% due 4/1/2019
Purchase/Trade Date:	3/29/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $725,000,000
Amount Purchased by Fund: $65,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Funds Total Assets: 0.25
Brokers: JPMorgan, Barclays Capital, BofA Merrill Lynch, Deutsche
Bank Securities, Morgan Stanley
Purchased from: JPMorgan

Securities Purchased: CCO Holdings LLC 6.500% due 4/30/2021
Purchase/Trade Date:	 5/3/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $190,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Funds Total Assets: 0.71
Brokers: UBS Investment Bank, BofA Merrill Lynch, Citi, Credit
Suisse, Deutsche Bank Securities, JP Morgan, Goldman, Sachs & Co., US Bancorp, RBC Capital Markets, Morgan Stanley, Morgan Joseph
TriArtisan, Credit Agricole CIB
Purchased from: UBS

Securities Purchased: Sensata Technologies BV 6.500% due
5/15/2019
Purchase/Trade Date:	5/6/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $120,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Funds Total Assets: 0.45
Brokers: Barclays Capital, Goldman, Sachs & Co., BMO Capital
Markets, Morgan Stanley, RBC Capital Markets
Purchased from: Barclays Capital


Securities Purchased:  Wesfarmers Ltd. 2.983% due 5/18/2016
Purchase/Trade Date:	5/9/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $650,000,000
Amount Purchased by Fund: $35,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Funds Total Assets: 0.13
Brokers:  Barclays Capital, Goldman, Sachs & Co., JP Morgan, BofA
Merrill Lynch, Mitsubishi UFJ Securities, Mizuho Securities, SMBC
Nikko
Purchased from: Barclays Capital

Securities Purchased: Linn Energy LLC 6.500% due 5/15/2019
Purchase/Trade Date:	5/10/2011
Offering Price of Shares: $99.232
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Funds Total Assets: 0.09
Brokers: Citi, Barclays Capital, BNP Paribas, Credit Agricole CIB, RBC Capital Markets, RBS, Wells Fargo Securities, Credit Suisse, BMO Capital Markets, Scotia Capital, UBS Investment Bank,
Comerica Securities, ING, Societe Generale, US Bancorp, BBVA, Capital One Southcoast, DnB Nor Markets, Mitsubishi UFJ Securities Purchased from: BNP Paribas

Securities Purchased: Alpha Natural Resources Inc. 6.25% due
6/1/2021
Purchase/Trade Date:	5/18/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $80,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Funds Total Assets: 0.29
Brokers: Morgan Stanley, Citi, BofA Merrill Lynch, Mitsubishi UFJ
Securities, RBS, PNC Capital Markets
Purchased from: Banc of America

Securities Purchased: Cricket Communications Inc. 7.750% due
10/15/2020
Purchase/Trade Date:	5/18/2011
Offering Price of Shares: $99.193
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $95,000
Percentage of Offering Purchased by Fund: 0.024
Percentage of Funds Total Assets: 0.36
Brokers: Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated,
Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Purchased from: Goldman Sachs

Securities Purchased: Barrick North America Finance 4.400% due
5/30/2021
Purchase/Trade Date:	5/24/2011
Offering Price of Shares: $99.936
Total Amount of Offering: $1,350,000,000
Amount Purchased by Fund: $40,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Funds Total Assets: 0.15
Brokers: Morgan Stanley, RBC Capital Markets, Citi, JP Morgan, CIBC, HSBC, Scotia Capital, Barclays Capital, BMO Capital Markets, BNP Paribas, Mitsubishi UFJ Securities, Societe Generale, TD Securities, UBS Investment Bank
Purchased from: Royal Bank of Canada

Securities Purchased: Fiserv Inc. 3.125% due 6/15/2016
Purchase/Trade Date:	6/6/2011
Offering Price of Shares: $99.940
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $45,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Funds Total Assets: 0.17
Brokers: BofA Merrill Lynch, JP Morgan, Mitsubishi UFJ Securities, SunTrust Robinson Humphrey, US Bancorp, Credit Suisse, Wells Fargo Securities, PNC Capital Markets LLC, RBC Capital Markets, RBS, TD Securities, BB&T Capital Markets, Citi, Comerica Securities, KeyBanc Capital Markets
Purchased from: JP Morgan

Securities Purchased: ABB Treasury Center USA Inc. 2.500% due
6/15/2016
Purchase/Trade Date:	6/14/2011
Offering Price of Shares: $99.368
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Funds Total Assets: 0.10
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, JP Morgan,
Barclays Capital, BNP Paribas, Goldman, Sachs & Co., Morgan
Stanley, RBS
Purchased from: Deutsche Bank Securities